NYSE BBX May 16, 2008 Prepared: MAY 2008 NYSE BBX

2 (NYSE:BBX) Assets1 $6.4 Billion Equity Capital1 $434 Million Market Capitalization2 $136 Million Tangible Book Value/Share3 $6.39 Price to Tangible Book2 0.38x 1At 3/31/08 2Based on $2.42 per share closing price on 5/15/08 and outstanding shares as of 3/31/08 3Tangible book is defined as stockholders' equity before accumulated other comprehensive income less intangible assets divided by shares outstanding at 3/31/08 BANKATLANTIC BANCORP

12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 5/15/08 Price to book* 1.99x 2.55x 1.65x 1.61x 0.50x 0.31x BANKATLANTIC BANCORP STOCK PERFORMANCE *Book value per share at given date divided by market value per share at given date (12/31/02 - 5/15/08)

4 OVERVIEW Founded in 1952 "Florida's Most Convenient Bank" Second largest bank headquartered in Florida Over 100 stores Operates in top 6 counties in Florida BANKATLANTIC

5 STRATEGY Increase Core Deposits by: Florida's Most Convenient Bank initiative Strong service, sales and marketing culture "WOW!" Customer Experience Managed loan growth in Consumer, Small Business, Commercial Real Estate and Corporate sectors Improve operational efficiency Maintain capital strength Improve operating earnings BANKATLANTIC

6 FOOTPRINT BANKATLANTIC Excludes Orlando stores, pending 2Q08 sale

7 BankAtlantic Deposits (In millions) BankAtlantic Market Share 1Sale pending 2as of 3/31/08 As of 12/31/07; Source: Florida Banker's Assoc. MARKET SHARE Broward (Fort Lauderdale) $1,716 26 5.1% Palm Beach / Treasure Coast $1,206 31 2.9% Miami-Dade $702 25 1.1% Tampa Bay $299 19 0.7% Central Florida1 $23 4 0.1% BankAtlantic Footprint $3,946 105 3.3% BANKATLANTIC # of Stores2

8 FLORIDA MARKET OVERVIEW BANKATLANTIC Florida is #3 in national deposits at $369 billion Florida Labor Market 4.5% unemployment rate (lower than national average) Small Business friendly No personal income tax Diverse mix of industries Hub to international trade with Latin America and Caribbean 2000-2007 Population Growth Rate 2007-2011 Population Growth Rate Unemployment Rate as of February 2008 BankAtlantic 0.1822 0.128 0.045 U.S. 0.0886 0.0626 0.048 Source: SNL Financial; CNN Money.com 2008 Florida U.S.

9 BANKATLANTIC FLORIDA DEPOSIT RANKING* Institution Branches Deposits ($ in Billions) *Other institution's branch & deposit data as of 12/3107; BankAtlantic's as of 3/31/08 Source: Florida Banker's Assoc. 1. Wachovia 736 $75.8 2. Bank of America 735 65.7 3. SunTrust 560 35.9 4. Regions 461 14.8 5. Washington Mutual 275 11.2 6. Colonial 204 10.5 7. BankUnited 77 7.2 8. Fifth Third 154 7.1 . . . . . . . . . . . . 13. BankAtlantic 105 $4.0

10 2008 STRATEGIC INITIATIVES IMPROVE CORE OPERATING PERFORMANCE MANAGE CREDIT QUALITY MAINTAIN CAPITAL STRENGTH BANKATLANTIC

11 2008 STRATEGIC INITIATIVES IMPROVE CORE OPERATING PERFORMANCE MANAGE CREDIT QUALITY MAINTAIN CAPITAL STRENGTH BANKATLANTIC

12 Savings5% DDA14% NOW12% MMKT26% CDs43% East 140961 398401 327999 750299 1230013 DEPOSIT MIX Savings14% DDA22% NOW24% MMKT15% CDs25% East 566448 854761 926381 609062 992078 Core Deposits = 60% Average Balances 1Includes Public & Brokered CDs *Average balances for three months ended 3/31/08 Core Deposits = 30% Cost of Core Deposits = 0.80% BANKATLANTIC

13 CORE DEPOSIT GROWTH CORE DEPOSITS* 4Q07 2305 1Q08 2413 Period-end Balances, in millions *DDA, NOW, Savings First Quarter 2008 Up $108mm +4.7% BANKATLANTIC

14 TOTAL DEPOSITS 2002 2003 2004 2005 2006 2007 1Q08 Total Deposits 2.920555 3.058142 3.457202 3.752676 3.867036 3.953405 3.995614 Compound Growth 6.1% Cost of Deposits 2.20% 1.23% 0.88% Period-end Balances, Billions 1.10% 2.2% 1.55% 1.1% 2.13% 1.89% BANKATLANTIC

15 2005 2006 2007 2008 Projected Core Deposits 4 17 32 36 NEW STORES OPENED* *Since 2005; 35 stores as of 1Q08 (CUMULATIVE) STORE EXPANSION PROGRAM **DDA, NOW, Savings Mar-06 Mar-07 Mar-08 Core Deposits** 25514 135897 274173 Total Deposits 54882 227479 412010 Period End Balances, $ in Thousands NEW STORE DEPOSITS BANKATLANTIC

16 2002 2003 2004 2005 2006 2007 1Q08 Fee Income 53317 70686 85724 100060 131844 143882 35553 NON-INTEREST INCOME Dollars in Thousands 9.1% Compound Growth 22.0% (2002-2007) BANKATLANTIC

17 Purchased Residential $2,120 46.4% 5.49% Commercial Real Estate 1,271 27.8% 5.99% Consumer 724 15.9% 5.84% Small Business 319 7.0% 7.38% Corporate 130 2.9% 7.72% Total Loans $4,564 100% 5.88% 3/31/08 % of Total Yield Period-end Balances, Millions LOAN PORTFOLIO BANKATLANTIC BANCORP

18 Mortgage Backed Securities $592 54% 5.50% CMO's 186 17% 5.28% Tax Certificates 159 14% 8.26% FHLB Stock 77 7% 6.00% Other 84 8% 1.68% Total Investment Portfolio $1,098 100% 5.88% 3/31/08 % of Total Period-end Balances, Millions INVESTMENT PORTFOLIO The MBS & CMO holdings consist entirely of agency backed securities. The portfolio does not include any collateralized loan obligations, collateralized debt obligations, asset backed commercial paper or structured investment vehicle holdings. Yield BANKATLANTIC

19 1Q'07 2Q'07 3Q'07 4Q'07 1Q'08 NIM 0.0378 0.0372 0.0359 0.0341 0.0337 NET INTEREST MARGIN1 1The tax equivalent basis is computed using a 35% tax rate QUARTERLY 4 bps 6 bps 12 bps 26 bps 27 bps Impact of Commercial RE Non-accrual Loans BANKATLANTIC

20 1Q'07 4Q'07 1Q'08 Non-interest Expense 78770 81581 68626 NON-INTEREST EXPENSE BANKATLANTIC

21 Focus on sales & service disciplines and core deposit growth Commitment to overall expense reduction efforts as part of a multi-year program Earnings improvement, pre-tax and pre-loan provision Up $13 million or 647% in 1Q2008 compared to 4Q2007 Up $7 million or 79% in 1Q2008 compared to 1Q2007 Core Operating Performance Key 1Q2008 Actions BANKATLANTIC

22 INCOME STATEMENT Net Interest Income $52,070 $47,291 $48,005 Non-Interest Income $35,047 $36,290 $35,553 Non-Interest Expense $78,770 $81,581 $68,626 Pre-tax Earnings (before Provision for Loan Loss) $8,347 $2,000 $14,932 1Q07 4Q07 1Q08 Dollars in Thousands Loan Loss Provision ($7,461) ($9,515) ($42,888) Pre-Tax Income (Loss) $886 ($7,515) ($27,956) Tax Provision (Benefit) $247 ($4,143) ($10,975) Net Income (Loss) $639 ($3,372) ($16,981) BANKATLANTIC

23 2008 STRATEGIC INITIATIVES IMPROVE CORE OPERATING PERFORMANCE MANAGE CREDIT QUALITY MAINTAIN CAPITAL STRENGTH BANKATLANTIC

24 2005 2005 2006 2007 1Q 2008 1Q 2008 Non Performing Assets/Loans & Other Assets 0.17% 0.17% 0.55% 4.10% 4.10% 1.67% 1.67% Annualized Net Charge-offs / (Recoveries) to Avg. Loans O/S -0.04% -0.04% 0.13% 0.44% 0.44% 4.06% 4.06% Loan Loss Reserve / NPL 605.68% 605.68% 982.89% 52.65% 52.65% 149.48% 149.48% ASSET QUALITY BANKATLANTIC

25 As of 3/31/08 ALLOWANCE FOR LOAN LOSSES Consumer Loans $15,716 2.17% 359% Residential $4,523 0.21% 30% Small Business $5,085 1.59% 570% Commercial Non-RE $2,174 1.67 % N/A Commercial RE $55,898 4.98% 158% TOTAL BANK $83,396 1.86% 149% Reserve % of O/S* Dollars in Thousands % of NPL** *O/S = Outstanding Loans **NPL = Non-performing Loans BANKATLANTIC

26 COMMERCIAL REAL ESTATE SUMMARY as of 3/31/08 $ in millions Total Non-Accrual Builder land bank loans $79.2 $31.6 Land A&D loans 175.3 $3.8 Land AD&C loans 91.2 $0 Total Land AD&C Portfolio $345.7 $35.4 Other CRE loans 823.8 0 Total CRE loans $1,169.5 $35.4 BANKATLANTIC

27 Residential $8,678 $8,500 ($624) ($1,413) - $15,141 Commercial 165,818 13,548 (40,591) (1,900) (101,493) 35,382 Small Business 877 1,212 (1,196) - - 893 Consumer 3,218 5,992 (4,836) - - 4,374 Total Non-accrual Loans $178,591 29,252 (47,247) (3,313) (101,493) $55,790 Balance 12/31/07 Transfers to REO New Sub Transfer Period-end Balances, Thousands BANKATLANTIC 1Q 2008 NON-ACCRUAL LOAN ACTIVITY Charge-offs Net New Non-accrual Loans Balance 3/31/08

In March 2008, the Parent entity created a wholly-owned subsidiary, separate from BankAtlantic. BankAtlantic sold at net book value $95.1 million of loans, net of $6.4 million of reserves to the workout sub, for cash. 28 BankAtlantic BankAtlantic Bancorp Workout Sub BANKATLANTIC BANCORP ASSET WORKOUT SUBSIDIARY

29 BANKATLANTIC BANCORP TRANSFER OF NPAs TO WORKOUT SUBSIDIARY Results of new sub/transfer of loans: Reduces BankAtlantic's non-performing loans Strengthens BankAtlantic's loan reserve coverage Strengthens BankAtlantic's capital ratios Allows cash to be used by the Bank Allows analysts better insight into core operations of the Bank Allows isolation of the assets into the workout subsidiary for consideration of other alternatives in the future No impact to consolidated financials

30 Sold loans externally and internally to workout sub Decreased overall non performing loans in 1Q 2008 Improved loan reserve coverage Froze certain HELOC lines Further tightened underwriting standards on HELOC CREDIT Key 1Q2008 Actions BANKATLANTIC

31 2008 STRATEGIC INITIATIVES IMPROVE CORE OPERATING PERFORMANCE MANAGE CREDIT QUALITY MAINTAIN CAPITAL STRENGTH BANKATLANTIC

32 CAPITAL RATIOS as of March 31, 2008 OTS "Well Capitalized" Minimum Requirements BankAtlantic (Bank Only) Ratios BankAtlantic Bancorp Ratios* Leverage 5.0% 6.87% 6.88% Tier 1 6.0% 10.04% 9.96% Total 10.0% 11.83% 15.79% Excess Total Capital over minimum requirement $76.3 million $250.6 million *Regulatory capital requirements do not apply to a unitary thrift holding company

33 Core (pre-loan provision) earnings improvement at the Bank Slowed earning asset growth; transfer of non- performing loans to Parent workout subsidiary $20 million capital contribution by Parent in 1Q08; additional Parent sources available as necessary April 2008 Shelf Registration filed - $100 million Additional authorized shares of common stock submitted for shareholder approval (pending 5/20/08 vote) CAPITAL Key 1Q2008 Actions

34 BankAtlantic Bancorp

35 BANKATLANTIC BANCORP Sale of a portion of Stifel stock; liquidation of certain other Parent Company investments Creation of loan workout subsidiary; transfer of approx $95 million in net loans at net book value out of BankAtlantic into the new subsidiary Capital contribution from Bancorp to BankAtlantic of $20 million; filed $100 million shelf registration statement in April 2008 First Quarter 2008 Events

36 BANKATLANTIC BANCORP Parent Company Liquidity - 3/31/08 Fair Value, $ in millions Cash, equities and other investments $34.5 Stifel common stock and warrants $21.3 Total Parent Company liquidity $55.8 Potential near-term uses: Parent company expenses, contingency funds for debt service Capital injection to BankAtlantic Liquidity cushion Other investments

37 STOCK PERFORMANCE BBX S&P 500 2007 Performance -69.64% 5.60% 2008 YTD Performance* -40.90% -2.28 % BANKATLANTIC BANCORP *as of 5/15/08 close BBX Stock Price* $2.42 Price to Tangible Book* 0.38x

Except for historical information contained herein, the matters discussed in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used in this press release and in any documents incorporated by reference herein, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses, including the impact on the credit quality of our loans, of a sustained downturn in the real estate market and other changes in the real estate markets in our trade area, and where our collateral is located; the quality of our residential land acquisition and development loans (including "Builder land bank loans") and conditions specifically in that market sector; the risks of additional charge-offs, impairments and required increases in our allowance for loan losses; the asset workout subsidiary's ability to successfully manage the process of debt resolution, if at all, or producing results which do not justify their costs; and the successful completion of a sale or joint venture of its interests in the subsidiary in the future, and the risk that no gain will be realized; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on the bank's net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities; the value of our assets and on the ability of our borrowers to service their debt obligations; BankAtlantic's seven-day banking initiatives and other growth, marketing or advertising initiatives not resulting in continued growth of core deposits or producing results which do not justify their costs; the success of our expense discipline initiative and the ability to achieve additional cost savings; the success of BankAtlantic's new store expansion program, and achieving growth and profitability at the stores in the time frames anticipated, if at all; and the impact of periodic testing of goodwill, deferred tax assets and other intangible assets for impairment. Past performance, actual or estimated new account openings and growth may not be indicative of future results. Additionally, we acquired a significant investment in Stifel Financial Corp. ("Stifel") equity securities in connection with the Ryan Beck Holdings, Inc. sale subjecting us to the risk of the value of Stifel shares and warrants received varying over time, and the risk that no gain will be realized. The earn-out amounts payable under the agreement with Stifel are contingent upon the performance of individuals and divisions of Ryan Beck Holdings, Inc. which are now under the exclusive control and direction of Stifel, and there is no assurance that we will be entitled to receive any earn-out payments. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive. .. 38 FORWARD-LOOKING INFORMATION

39

40 SUPPLEMENTAL DATA

41 INCOME STATEMENT Net Interest Income $219,605 $199,510 $48,005 Non-Interest Income $131,844 $143,882 $35,553 Non-Interest Expense $293,448 $313,368 $68,626 Pre-tax Earnings (before Provision for Loan Loss) $58,001 $30,024 $14,932 Loan Loss Provision ($8,574) ($70,842) ($42,888) Pre-Tax Income (Loss) $49,427 ($40,818) ($27,956) Tax Provision (Benefit) $13,105 ($21,378) ($10,975) Net Income (Loss) $36,322 ($19,440) ($16,981) 2006 2007 1Q08 Dollars in Thousands BANKATLANTIC

42 Core Deposits $2,413 43.0% Other Deposits 1,583 28.3% FHLB Advances 1,477 26.3% Short term Borrowings 108 1.9% Long Term Debt 26 0.5% Total Funding $5,607 100.0% 3/31/08 % of Total Period-end Balances, Millions DEPOSITS & FUNDING BANKATLANTIC

43 2004 2005 2006 2007 1Q08 Deposit Cost of Funds (including impact of free funding from DDAs) 0.88% 1.10% 1.55% 2.13% 1.89% Borrowing Cost of Funds (other interest bearing liabilities) 3.45% 4.13% 5.29% 5.34% 4.15% Total Cost of Funds 1.59% 2.19% 2.66% 3.05% 2.55% 3 Month LIBOR 1.62% 3.57% 5.20% 5.30% 3.29% FUNDING COSTS BANKATLANTIC

44 PURCHASED RESIDENTIAL PORTFOLIO 3/31/08 Outstandings: $ 2.1 billion 3/31/08 Non-Accrual loans: $ 13.2 million 2008 Gross Charge-offs $ 0.6 million No sub-prime loans No negative amortizing loans or option arms Purchase "A" quality paper only Geographically diverse; concentration limits by state Avg. loan balance approximately $300 thousand Weighted averages at origination: LTV 68.0%; FICO 743 Delinquency 1.17% at 3/31/08 BANKATLANTIC

45 COMMERCIAL REAL ESTATE LOAN PORTFOLIO 3/31/08 Outstandings: $ 1.3 billion 3/31/08 Non-Accrual loans: $ 35.4 million 2008 Gross Charge-offs $ 40.6 million Loan to cost / recourse / footprint lender Average LTV/LTC estimated 75% - 80% at origination Average note outstanding $3.6 Million No high rise condo exposure BANKATLANTIC

46 CONSUMER LOAN PORTFOLIO 3/31/08 Outstandings: $ 724 million 3/31/08 Non-Accrual loans: $ 4.4 million 2008 Gross Charge-offs $ 4.8 million Over 97% Home Equity Lines of Credit (HELOC's) Updated weighted average Loan to Value 74% Updated weighted average BEACON score of 737 Approx 80% secured by second mortgages Centralized underwriting; self-originated Avg. loan balance approx. $52 thousand (excluding zero balance accts) Delinquency 1.76% at 3/31/08 BANKATLANTIC

47 SMALL BUSINESS LENDING PORTFOLIO 12/31/07 Outstandings: $ 319 million 12/31/07 Non-Accrual loans: $ 0.9 million 2007 Gross Charge-offs $ 1.2 million Recourse / footprint lender Centralized underwriting and approval Avg. loan balance approximately $117 thousand Delinquency 0.76% at 3/31/08 BANKATLANTIC

48 Total Assets $6.4 Billion Billion Total Deposits $4.0 Billion Billion Total Loans (Net) $4.5 Billion Billion Income from Continuing Ops (a) ($24.6) Million Million EPS from Continuing Ops (a) ($0.44) BANKATLANTIC BANCORP CONSOLIDATED FINANCIAL HIGHLIGHTS For the quarter ended March 31, 2008 Income before discontinued operations and extraordinary items as shown on slide #51 (b) GAAP Income from Continuing Operations adjusted for the items shown on slide #51

49 Revenue: 1Q08 $73.3 Million Operating Net Income: 1 1Q08 ($24.6) Million BANKATLANTIC BANCORP Revenue: 1Q08 $83.6 Million Operating Net Income: 1Q08 ($17.0) Million BankAtlantic 1GAAP Income from Continuing Operations adjusted as shown on slide #51 Revenue: 1Q08 ($10.0) Million Operating Net Income: 1Q08 ($7.6) Million Parent Company

50 KEY FINANCIAL TRENDS Income from continuing operations1 ($ in millions) $53.3 $42.5 $26.9 ($30.0) ($24.6) Operating net income2 ($ in millions) $46.1 $54.9 $26.8 ($30.0) ($24.6) Return on Tangible Equity from Cont. Ops1 15.07% 10.07% 6.00% -6.95% -25.73% Operating Return on Tangible Equity2 13.05% 13.01% 5.98% -6.95% -25.73% BANKATLANTIC BANCORP 1Income before discontinued operations, as shown on slide #51 2GAAP Income from Continuing Operations adjusted as shown on slide #51 FY04 FY05 1Q08 FY06 FY07

51 RECONCILIATION OF GAAP, CONTINUING OPERATIONS AND OPERATING EARNINGS NET INCOME (GAAP) $70,768 $59,182 $ 15,387 ($22,200) ($23,443) (Income)/Loss from disc. ops. (17,483) (16,656) 11,492 $7,812 $1,121 INCOME FROM CONTINUING OPERATIONS $53,285 $42,526 $26,879 ($30,012) ($24,564) Losses/(Gains) from debt redemption 7,632 (46) Reserve for compliance deficiencies 10,000 Litigation (14,785) Bank facilities impairment 2,409 OPERATING NET INCOME $46,132 $54,935 $26,833 ($30,012) ($24,564) DILUTED: EPS GAAP $1.11 $0.92 $0.25 ($0.38) ($0.42) DILUTED: EPS CONTINUING OPERATIONS $0.85 $0.67 $0.43 ($0.52) ($0.44) DILUTED: EPS OPERATING NET INCOME $0.73 $0.87 $0.43 ($0.52) ($0.44) FY 2004 FY 2005 FY 2006 FY 2007 1Q08 Dollars in Thousands, except for EPS BANKATLANTIC BANCORP

52